                                                                       Exhibit E

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Thayer Equity Investors III, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), hereby constitutes and appoints Carl J. Rickertsen, Paul G. Stern and Frederic V. Malek, and each of them (with full power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the Partnership's beneficial ownership of shares of the common stock of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the Partnership itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, a duly authorized member of the Partnership's general partner has hereunto set his hand and seal, as of the date specified.


DATED:  December 2, 1997                      THAYER EQUITY INVESTORS III, L.P.

                                              BY:  TC Equity Partners, L.L.C.
                                                   its General Partner

                                              By: /s/ Carl J. Rickertsen
                                                 ----------------------------
                                                 Carl J. Rickertsen
                                                 Member

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Equity Partners, L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Carl J. Rickertsen, Paul G. Stern and Frederic V. Malek, and each of them (with full power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the Company's beneficial ownership of shares of the common stock of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the Company itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, a duly authorized member of the Company has hereunto set his hand and seal, as of the date specified.

DATED:  December 2, 1997                      TC EQUITY PARTNERS, L.L.C.

                                              By: /s/ Carl J. Rickertsen
                                                 ----------------------------
                                                 Carl J. Rickertsen
                                                 Member

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Co-Investors, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Carl J. Rickertsen, Paul G. Stern and Frederic V. Malek, and each of them (with full power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the Company's beneficial ownership of shares of the common stock of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the Company itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, a duly authorized member of the Company's managing member has hereunto set his hand and seal, as of the date specified.

DATED: December 2, 1997             TC CO-INVESTORS, LLC


                                    By: TC Management Partners, L.L.C.
                                        its Managing Member

                                        By: /s/ Carl J. Rickertsen
                                            --------------------------
                                            Carl J. Rickertsen
                                            Member

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Management Partners, L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Carl J. Rickertsen, Paul G. Stern and Frederic V. Malek, and each of them (with full power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the Company's beneficial ownership of shares of the common stock of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the Company itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, a duly authorized member of the Company has hereunto set his hand and seal, as of the date specified.


DATED: December 2, 1997                 TC Management Partners, L.L.C.

                                        By: /s/ Carl J. Rickertsen
                                            ------------------------------
                                            Carl J. Rickertsen
                                            Member

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned members of TC Equity Partners, L.L.C., a limited liability company organized under the laws of the State of Delaware ("TC Equity"), and TC Management Partners, L.L.C., a limited liability company organized under the laws of the State of Delaware ("TC Management," and together with TC Equity, the "Companies"), hereby constitutes and appoints Carl J. Rickertsen, Paul G. Stern and Frederic V. Malek, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to his and/or either of the Company's beneficial ownership of shares of the common stock of Software AG Systems, Inc., a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal, as of the date specified.


DATED: December 2, 1997                 By: /s/ Carl J. Rickertsen
                                            ------------------------------
                                            Carl J. Rickertsen


DATED: December 2, 1997                 By: /s/ Paul G. Stern
                                            ------------------------------
                                            Paul G. Stern


DATED: December 2, 1997                 By: /s/ Frederic V. Malek
                                            ------------------------------
                                            Frederic V. Malek